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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 2000

                             GENFINITY CORPORATION

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)

           0-22045                                     13-3525328
           -------                                     ----------
   (Commission File Number)                 (IRS Employer Identification No)
           308 West Rosemary Street
           Suite 105
           Chapel Hill, NC                                27516
(Address of principal executive office)                 (Zip Code)

Registrant's telephone number, including area code:  (919) 960-2660

                         Apple Homes Corporation
                         124 North Belair Road
                         Evans, Georgia                   30809
                                                        (Zip Code)

   Former Registrant's telephone number, including area code: (706) 650-2015
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events
Board of Directors Actions for Debenture and Warrant Holders

(a) At a meeting on November 29(th), 2000, the Board of Directors acted to adjust the number of Common Shares to be received by Convertible Debenture holders upon exercise of their Conversion Options as specified in the Convertible Debenture provisions. This adjustment applies to all Debenture holders of record as of September 30, 2000. This change is subsequent to the Merger Transaction, dated September 30, 2000, previously disclosed on Form 8-K, dated September 30, 2000, and as amended on Form 8-K/A, dated November 20, 2000, on file with the Securities and Exchange Commission, and available on the www.sec.gov Internet web site. The change is in accordance with provisions of the Convertible Subordinated Debentures.

Holders of the 10% Convertible Subordinated Debentures due July 2003 with an adjusted price of $1.25, who were to receive a total of 148,000 Common Shares if all Conversion Options were exercised, will now receive a total of 1,543,327 Common Shares if all Conversion Options are exercised.

Holders of the 10% Convertible Subordinated Debentures due December 2003 and January 2004 with a original Conversion price of $5.00, who were to receive a total of 40,500 Common Shares if all Conversion Options were exercised, will now receive a total of 422,329 Common Shares if all Conversion Options are exercised.

(b) At a meeting on November 29(th), 2000 the Board of Directors acted to adjust the Warrant Price, minimum bid price, and redemption price for all December 31, 2001 Class A Warrants (ticker symbol on the OTC Bulletin Board GFINW). These adjustments apply to all Warrant holders of record as of September 30, 2000. As of September 30, 2000 there were 2,913,872 Class A Warrants existing. This change is subsequent to the Merger Transaction, dated September 30, 2000, previously disclosed on Form 8-K, dated September 30, 2000, and as amended on Form 8-K/A, dated November 20, 2000, on file with the Securities and Exchange Commission, and available on the www.sec.gov Internet web site. This change is in accordance with provisions of the Class A Warrants.

The Warrant Price that was $6.50 was adjusted to $0.66. The minimum bid price under provisions where the Corporation can call the Warrants was adjusted from $10.00 to $1.01. The redemption price for the Warrants was adjusted from $0.05 to $0.005.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Genfinity Corporation

Date: November 29, 2000                   /s/ Nick Tsismenakis
                                          -----------------------------------
                                          Director